EXHIBIT 32.2

SECTION 906 – CERTIFICATION OF CHIEF FINANCIAL OFFICER

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. § 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, of Britton & Koontz Capital Corporation (the “Company”), as filed with the Securities Exchange Commission on the date hereof (the “Quarterly Report”), I, William M. Salters, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 07, 2008                                                              /s/ William M. Salters
                                _________________________________
William M. Salters
Chief Financial Officer